UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/10

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Core Value Fund

Dreyfus High Yield Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Core Value Fund

ANNUAL REPORT December 31, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Important Tax Information
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Core Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Core Value Fund, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see value in many segments of equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Core Value Fund, produced a total return of 12.99% for its Class A shares, Class B shares returned 12.13%, Class C shares returned 12.14%, Class I shares returned 13.23% and Institutional shares returned 13.11%.1 In comparison, the fund’s benchmark, the Russell 1000 Value Index (the “Index”), produced a total return of 15.51% for the same period.2

Despite heightened volatility over the first half of 2010, a later rally stemming from greater economic clarity enabled the stock market to achieve double-digit gains for the year. The fund generally produced lower returns than its benchmark, primarily due to shortfalls in the information technology, consumer discretionary and financials sectors.

The Fund’s Investment Approach

The fund invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. We also focus on a company’s relative value, financial strength, business momentum and likely catalysts that could ignite the stock price.

Waning Economic Concerns Fueled a Market Rally

Soon after the start of 2010, a number of new developments shook investors’ confidence in ongoing global and domestic economic recoveries. Europe was roiled by a sovereign debt crisis that led to austerity measures throughout the region, and mixed housing and employment data in the United States weighed on already mild domestic growth. As a result, U.S. stocks generally declined over the first half of the year.

On the other hand, investors’ economic concerns at the time may have been overblown. Corporate earnings over the second half of the year

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

exceeded analysts’ expectations, commodity prices climbed amid robust demand from the world’s emerging markets, and the U.S. and global economies remained on mildly upward trajectories. The resolution of midterm elections and new stimulative programs by the Federal Reserve Board also boosted investor sentiment. However, growth-oriented stocks produced higher returns, on average, than value stocks in 2010.

Security Selections Dampened Returns in Some Sectors

Although the fund participated to a substantial degree in the stock market’s 2010 gains, disappointing security selections in certain market segments prevented it from matching the benchmark’s results. In the information technology sector, Cisco Systems struggled due to weakness in its European and U.S. public sector markets, and personal computer maker Hewlett-Packard declined when its CEO resigned abruptly. Software giant Microsoft lagged market averages as the company appeared to miss opportunities to capitalize on the trend toward “cloud computing,” in which data and applications are maintained and accessed over the Internet.

The fund’s consumer discretionary holdings also fell short of their respective benchmark components, as we favored media companies that create programming content over better performing content distributors. In addition, retailers Best Buy and Staples struggled amid changing consumer spending patterns and a lack of exciting new products.Among financial stocks, Bank of America, JPMorgan Chase & Co. and Morgan Stanley fared relatively poorly due to intensifying regulatory pressures, slower mergers-and-acquisitions activity and lower trading volumes. Relatively light exposure to real estate investment trusts also weighed on the fund’s relative performance.

On a more positive note, the fund focused successfully on industrial companies—including Caterpillar and Eaton—that have benefited from strong demand for the equipment and materials used in infrastructure construction in the world’s emerging markets.The materials sector also contained a number of top performers, including Freeport-McMoRan Copper & Gold, which gained value along with underlying commodity prices. An underweighted position in the health care sector helped the fund avoid the brunt of weakness stemming from large pharmaceutical

4

companies, such as Johnson & Johnson, that struggled with pricing pressures and a dearth of new products in their development pipelines. Instead, we emphasized service companies such as drug distributor AmerisourceBergen, which benefited from greater demand for generic medicines.

Positioned for a More Selective Market Environment

We expect the U.S. economic recovery to persist in 2011. Greater economic and political clarity in the wake of U.S. midterm elections—including fiscal stimulus from a cut in payroll taxes and extension of Bush-era tax cuts—may help convince business leaders to deploy some of their massive cash reserves for mergers-and-acquisitions, stock buybacks and other productive uses. However, a number of economic headwinds remain, including high levels of unemployment and troubled housing markets.

We expect investors to become more selective in this environment, favoring companies that can grow consistently in a slowly expanding economy. Therefore, we have maintained an overweighted position among attractively valued media companies with solid business fundamentals. Conversely, the fund currently holds relatively few utilities, which generally do not meet our value-oriented investment criteria.

January 18, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund	5

Comparison of change in value of $10,000 investment in Dreyfus Core Value Fund Class A shares, Class B shares, Class C shares, Class I shares and Institutional shares and the Russell 1000 Value Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares, Class B shares, Class C shares, Class I shares and Institutional shares of Dreyfus Core Value Fund on 12/31/00 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/10

	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6.50%	–0.02%	0.85%
without sales charge	12.99%	1.17%	1.45%
Class B shares
with applicable redemption charge †	8.13%	0.10%	1.00%
without redemption	12.13%	0.41%	1.00%
Class C shares
with applicable redemption charge ††	11.14%	0.40%	0.69%
without redemption	12.14%	0.40%	0.69%
Class I shares	13.23%	1.43%	1.71%
Institutional shares	13.11%	1.27%	1.56%
Russell 1000 Value Index	15.51%	1.28%	3.26%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Value Fund from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

	Class A	Class B	Class C	Class I	Institutional
Expenses paid per $1,000†	$6.44	$10.61	$10.61	$5.04	$5.88
Ending value (after expenses)	$1,221.40	$1,216.30	$1,216.50	$1,222.40	$1,222.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

	Class A	Class B	Class C	Class I	Institutional
Expenses paid per $1,000†	$5.85	$9.65	$9.65	$4.58	$5.35
Ending value (after expenses)	$1,019.41	$1,015.63	$1,015.63	$1,020.67	$1,019.91

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class B, 1.90% for
Class C, .90% for Class I and 1.05% for Institutional Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2010

Common Stocks—99.8%	Shares	Value ($)
Consumer Discretionary—11.9%
Carnival	110,240	5,083,166
General Motors	24,794	913,906
Home Depot	52,550	1,842,403
Johnson Controls	109,440	4,180,608
Lowe’s	74,150	1,859,682
Mattel	71,060	1,807,056
News, Cl. A	357,180	5,200,541
Omnicom Group	190,150	8,708,870
Staples	79,800	1,817,046
Target	45,330	2,725,693
Time Warner	217,876	7,009,071
Viacom, Cl. B	45,810	1,814,534
Whirlpool	16,100	1,430,163
		44,392,739
Consumer Staples—7.5%
CVS Caremark	151,870	5,280,520
Dr. Pepper Snapple Group	97,320	3,421,771
Energizer Holdings	50,750[a]	3,699,675
PepsiCo	155,320	10,147,056
Philip Morris International	60,050	3,514,726
Walgreen	47,410	1,847,094
		27,910,842
Energy—16.1%
Anadarko Petroleum	58,110	4,425,658
Cameron International	80,400[a]	4,078,692
EOG Resources	79,960	7,309,144
Exxon Mobil	67,840	4,960,461
Hess	40,630	3,109,820
Occidental Petroleum	187,830	18,426,123
Peabody Energy	49,870	3,190,683
QEP Resources	103,590	3,761,353
Schlumberger	128,300	10,713,050
		59,974,984
Financial—23.9%
ACE	47,040	2,928,240
American Express	45,210	1,940,413

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Ameriprise Financial	80,540	4,635,077
AON	69,080	3,178,371
Bank of America	659,026	8,791,407
Capital One Financial	26,020	1,107,411
Citigroup	1,225,140[a]	5,794,912
Franklin Resources	15,840	1,761,566
Genworth Financial, Cl. A	141,500[a]	1,859,310
Goldman Sachs Group	28,630	4,814,421
JPMorgan Chase & Co.	336,660	14,281,117
Marsh & McLennan	96,820	2,647,059
MetLife	154,820	6,880,201
Morgan Stanley	142,020	3,864,364
PNC Financial Services Group	40,070	2,433,050
Prudential Financial	65,750	3,860,183
State Street	41,720	1,933,305
SunTrust Banks	75,450	2,226,529
U.S. Bancorp	160,610	4,331,652
Wells Fargo & Co.	316,930	9,821,661
		89,090,249
Health Care—10.5%
AmerisourceBergen	59,850	2,042,082
Amgen	46,590[a]	2,557,791
CIGNA	49,630	1,819,436
Covidien	74,100	3,383,406
McKesson	53,820	3,787,852
Merck & Co.	198,210	7,143,488
Pfizer	632,120	11,068,421
Thermo Fisher Scientific	50,550[a]	2,798,448
UnitedHealth Group	124,250	4,486,667
		39,087,591
Industrial—11.8%
Caterpillar	23,690	2,218,805
Cooper Industries	51,420	2,997,272
Dover	85,020	4,969,419
Eaton	42,250	4,288,797
General Electric	515,130	9,421,728

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Honeywell International	38,430	2,042,939
Ingersoll-Rand	68,440	3,222,840
Pitney Bowes	145,750[b]	3,524,235
Republic Services	77,450	2,312,657
Union Pacific	65,630	6,081,276
United Technologies	36,240	2,852,813
		43,932,781
Information Technology—7.0%
AOL	65,418[a]	1,551,061
BMC Software	75,140[a]	3,542,100
eBay	60,210[a]	1,675,644
Microsoft	191,530	5,347,518
Motorola	110,370[a]	1,001,056
Oracle	91,420	2,861,446
QUALCOMM	122,050	6,040,254
Teradata	52,080[a]	2,143,613
Western Digital	53,750[a]	1,822,125
		25,984,817
Materials—4.6%
Air Products & Chemicals	21,190	1,927,230
Celanese, Ser. A	46,300	1,906,171
Dow Chemical	107,440	3,668,002
Freeport-McMoRan Copper & Gold	47,250	5,674,252
International Paper	73,000	1,988,520
United States Steel	32,820[b]	1,917,344
		17,081,519
Telecommunication Services—3.9%
AT&T	128,085	3,763,137
Vodafone Group, ADR	407,650	10,774,189
		14,537,326
Utilities—2.6%
Entergy	60,930	4,315,672
NextEra Energy	105,500	5,484,945
		9,800,617
Total Common Stocks
(cost $318,188,109)		371,793,465

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $151,000)	151,000[c]	151,000

Investment of Cash Collateral
for Securities Loaned—1.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $5,059,040)	5,059,040[c]	5,059,040

Total Investments (cost $323,398,149)	101.2%	377,003,505
Liabilities, Less Cash and Receivables	(1.2%)	(4,412,487)
Net Assets	100.0%	372,591,018

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$4,897,421 and the market value of the collateral held by the fund was $5,059,040.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	23.9	Information Technology	7.0
Energy	16.1	Materials	4.6
Consumer Discretionary	11.9	Telecommunication Services	3.9
Industrial	11.8	Utilities	2.6
Health Care	10.5	Money Market Investments	1.4
Consumer Staples	7.5		101.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,897,421)—Note 1(b):
Unaffiliated issuers			318,188,109		371,793,465
Affiliated issuers				5,210,040	5,210,040
Dividends and interest receivable					710,938
Receivable for investment securities sold					677,273
Receivable for shares of Beneficial Interest subscribed					12,326
					378,404,042
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					387,210
Cash overdraft due to Custodian					241,343
Liability for securities on loan—Note 1(b)					5,059,040
Payable for shares of Beneficial Interest redeemed					125,431
					5,813,024
Net Assets ($)					372,591,018
Composition of Net Assets ($):
Paid-in capital					398,583,128
Accumulated net realized gain (loss) on investments					(79,597,466)
Accumulated net unrealized appreciation
(depreciation) on investments					53,605,356
Net Assets ($)					372,591,018

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Institutional
Net Assets ($)	335,227,691	1,105,428	7,800,971	954,323	27,502,605
Shares Outstanding	13,724,804	46,207	326,372	39,072	1,126,447
Net Asset Value
Per Share ($)	24.42	23.92	23.90	24.42	24.42

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $6,225 foreign taxes withheld at source):
Unaffiliated issuers	7,402,281
Affiliated issuers	2,152
Income from securities lending—Note 1(b)	2,091
Interest	274
Total Income	7,406,798
Expenses:
Management fee—Note 3(a)	3,182,749
Distribution and service fees—Note 3(b)	924,579
Trustees’ fees—Note 3(a)	24,321
Loan commitment fees—Note 2	2,570
Total Expenses	4,134,219
Less—Trustees’ fees reimbursed by the Manager—Note 3(a)	(24,321)
Net Expenses	4,109,898
Investment Income—Net	3,296,900
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	14,013,031
Net unrealized appreciation (depreciation) on investments	26,247,495
Net Realized and Unrealized Gain (Loss) on Investments	40,260,526
Net Increase in Net Assets Resulting from Operations	43,557,426

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009[a]
Operations ($):
Investment income—net	3,296,900	4,312,321
Net realized gain (loss) on investments	14,013,031	(36,235,669)
Net unrealized appreciation
(depreciation) on investments	26,247,495	87,286,702
Net Increase (Decrease) in Net Assets
Resulting from Operations	43,557,426	55,363,354
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(3,001,921)	(3,933,828)
Class B Shares	(2,812)	(23,861)
Class C Shares	(16,307)	(44,329)
Class I Shares	(11,722)	(12,221)
Institutional Shares	(273,177)	(329,794)
Total Dividends	(3,305,939)	(4,344,033)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	7,132,668	11,628,595
Class B Shares	27,062	48,918
Class C Shares	725,284	565,585
Class I Shares	161,562	233,888
Class T Shares	—	4,900
Institutional Shares	1,456,964	259,267

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2010	2009[a]
Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A Shares	2,602,555	3,386,255
Class B Shares	2,618	22,288
Class C Shares	14,302	38,504
Class I Shares	8,118	11,613
Institutional Shares	261,784	321,000
Cost of shares redeemed:
Class A Shares	(35,931,256)	(37,592,218)
Class B Shares	(1,574,562)	(3,443,128)
Class C Shares	(1,606,770)	(2,215,012)
Class I Shares	(367,913)	(64,206)
Class T Shares	—	(1,037,083)
Institutional Shares	(2,970,535)	(2,093,420)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(30,058,119)	(29,924,254)
Total Increase (Decrease) in Net Assets	10,193,368	21,095,067
Net Assets ($):
Beginning of Period	362,397,650	341,302,583
End of Period	372,591,018	362,397,650
Undistributed investment income—net	—	6,692

16

	Year Ended December 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	321,577	644,580
Shares issued for dividends reinvested	117,211	186,499
Shares redeemed	(1,612,026)	(2,017,879)
Net Increase (Decrease) in Shares Outstanding	(1,173,238)	(1,186,800)
Class Bb
Shares sold	1,263	2,707
Shares issued for dividends reinvested	124	1,373
Shares redeemed	(72,348)	(195,433)
Net Increase (Decrease) in Shares Outstanding	(70,961)	(191,353)
Class C
Shares sold	32,442	30,654
Shares issued for dividends reinvested	672	2,342
Shares redeemed	(74,366)	(122,745)
Net Increase (Decrease) in Shares Outstanding	(41,252)	(89,749)
Class I
Shares sold	7,181	11,070
Shares issued for dividends reinvested	365	635
Shares redeemed	(16,429)	(3,622)
Net Increase (Decrease) in Shares Outstanding	(8,883)	8,083
Class Tc
Shares sold	—	291
Shares issued for dividends reinvested	—	—
Shares redeemed	—	(62,134)
Net Increase (Decrease) in Shares Outstanding	—	(61,843)
Institutional Shares
Shares sold	64,865	13,952
Shares issued for dividends reinvested	11,800	17,609
Shares redeemed	(133,726)	(119,227)
Net Increase (Decrease) in Shares Outstanding	(57,061)	(87,666)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended December 31, 2010, 40,652 Class B shares representing $882,759 were automatically converted to 39,799 Class A shares and during the period ended Deceber 31, 2009, 94,322 Class B shares representing $1,726,360 were automatically converted to 92,335 Class A shares.
c On the close of business on February 4, 2009, 61,363 Class T shares representing $1,023,527 were converted to
61,326 Class A shares.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	21.83	18.75	29.87	32.00	31.38
Investment Operations:
Investment income—net[a]	.21	.25	.38	.45	.38
Net realized and unrealized
gain (loss) on investments	2.59	3.08	(11.10)	.42	5.94
Total from Investment Operations	2.80	3.33	(10.72)	.87	6.32
Distributions:
Dividends from investment income—net	(.21)	(.25)	(.40)	(.46)	(.37)
Dividends from net realized
gain on investments	—	—	(.00)[b]	(2.54)	(5.33)
Total Distributions	(.21)	(.25)	(.40)	(3.00)	(5.70)
Net asset value, end of period	24.42	21.83	18.75	29.87	32.00
Total Return (%)[c]	12.99	18.07	(36.10)	2.75	21.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	1.17	1.16	1.16	1.15
Ratio of net expenses
to average net assets	1.15	1.16	1.15	1.15	1.15
Ratio of net investment income
to average net assets	.94	1.33	1.53	1.38	1.17
Portfolio Turnover Rate	55.41	64.35	53.58	45.19	44.73
Net Assets, end of period ($ x 1,000)	335,228	325,170	301,524	522,906	548,601

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended December 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	21.38	18.36	29.26	31.40	30.87
Investment Operations:
Investment income—net[a]	.03	.13	.17	.22	.13
Net realized and unrealized
gain (loss) on investments	2.56	3.00	(10.85)	.39	5.85
Total from Investment Operations	2.59	3.13	(10.68)	.61	5.98
Distributions:
Dividends from investment income—net	(.05)	(.11)	(.22)	(.21)	(.12)
Dividends from net realized
gain on investments	—	—	(.00)[b]	(2.54)	(5.33)
Total Distributions	(.05)	(.11)	(.22)	(2.75)	(5.45)
Net asset value, end of period	23.92	21.38	18.36	29.26	31.40
Total Return (%)[c]	12.13	17.21	(36.62)	2.01	20.12
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91	1.91	1.90	1.91	1.90
Ratio of net expenses
to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income
to average net assets	.13	.74	.69	.70	.42
Portfolio Turnover Rate	55.41	64.35	53.58	45.19	44.73
Net Assets, end of period ($ x 1,000)	1,105	2,505	5,665	26,646	55,112

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	21.36	18.35	29.24	31.38	30.85
Investment Operations:
Investment income—net[a]	.04	.11	.19	.21	.14
Net realized and unrealized
gain (loss) on investments	2.55	3.01	(10.86)	.40	5.84
Total from Investment Operations	2.59	3.12	(10.67)	.61	5.98
Distributions:
Dividends from investment income—net	(.05)	(.11)	(.22)	(.21)	(.12)
Dividends from net realized
gain on investments	—	—	(.00)[b]	(2.54)	(5.33)
Total Distributions	(.05)	(.11)	(.22)	(2.75)	(5.45)
Net asset value, end of period	23.90	21.36	18.35	29.24	31.38
Total Return (%)[c]	12.14	17.16	(36.59)	2.00	20.07
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91	1.92	1.90	1.91	1.90
Ratio of net expenses
to average net assets	1.90	1.91	1.90	1.90	1.90
Ratio of net investment income
to average net assets	.19	.60	.76	.65	.42
Portfolio Turnover Rate	55.41	64.35	53.58	45.19	44.73
Net Assets, end of period ($ x 1,000)	7,801	7,853	8,391	16,572	20,919

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

20

		Year Ended December 31,
Class I Shares	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value, beginning of period	21.83	18.74	29.85	31.98	31.36
Investment Operations:
Investment income—net[b]	.27	.30	.45	.57	.46
Net realized and unrealized
gain (loss) on investments	2.59	3.09	(11.10)	.39	5.95
Total from Investment Operations	2.86	3.39	(10.65)	.96	6.41
Distributions:
Dividends from investment income—net	(.27)	(.30)	(.46)	(.55)	(.46)
Dividends from net realized
gain on investments	—	—	(.00)[c]	(2.54)	(5.33)
Total Distributions	(.27)	(.30)	(.46)	(3.09)	(5.79)
Net asset value, end of period	24.42	21.83	18.74	29.85	31.98
Total Return (%)	13.23	18.43	(35.93)	3.04	21.26
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.92	.90	.91	.90
Ratio of net expenses
to average net assets	.90	.91	.90	.90	.90
Ratio of net investment income
to average net assets	1.19	1.57	1.74	1.63	1.42
Portfolio Turnover Rate	55.41	64.35	53.58	45.19	44.73
Net Assets, end of period ($ x 1,000)	954	1,047	747	1,395	6,012

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.

See notes to financial statements.

The Fund	21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Institutional Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	21.82	18.74	29.85	31.98	31.36
Investment Operations:
Investment income—net[a]	.23	.27	.41	.48	.42
Net realized and unrealized
gain (loss) on investments	2.61	3.08	(11.09)	.43	5.94
Total from Investment Operations	2.84	3.35	(10.68)	.91	6.36
Distributions:
Dividends from investment income—net	(.24)	(.27)	(.43)	(.50)	(.41)
Dividends from net realized
gain on investments	—	—	(.00)[b]	(2.54)	(5.33)
Total Distributions	(.24)	(.27)	(.43)	(3.04)	(5.74)
Net asset value, end of period	24.42	21.82	18.74	29.85	31.98
Total Return (%)	13.11	18.20	(36.05)	2.89	21.11
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.06	1.06	1.06	1.05
Ratio of net expenses
to average net assets	1.05	1.06	1.05	1.05	1.05
Ratio of net investment income
to average net assets	1.04	1.43	1.63	1.49	1.28
Portfolio Turnover Rate	55.41	64.35	53.58	45.19	44.73
Net Assets, end of period ($ x 1,000)	27,503	25,822	23,816	40,679	44,506

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus CoreValue Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering seven series, including the fund. The fund’s investment objective is to seek long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class I and Institutional shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are subject to a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I and Institutional shares are offered without a front-end sales charge or CDSC. Institutional shares are offered only to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the fund as of April 4, 1994, and bear a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class),and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators,

24

such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	361,019,276	—	—	361,019,276
Equity Securities—
Foreign†	10,774,189	—	—	10,774,189
Mutual Funds	5,210,040	—	—	5,210,040
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

26

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010,The Bank of NewYork Mellon earned $896 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $76,739,713 and unrealized appreciation $50,747,603.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $26,538,711 of the carryover expires in fiscal 2016 and $50,201,002 expires in fiscal 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward

28

capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $3,305,939 and $4,344,033, respectively.

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for distributions in excess of taxable income, the fund increased accumulated undistributed investment income-net by $2,347 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). EachTrustee who is not an “interested person” of theTrust (as defined in the Act) received $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-end Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-end Funds and Dreyfus HighYield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-end Funds and Dreyfus High Yield Strategie Fund. The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees,

30

that would be applied to offset a portion of the management fee payable by certain other series of the Trust to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended December 31, 2010, the Distributor retained $5,959 from commissions earned on sales of the fund’s Class A shares and $3,300 and $1,259 from CDSCs on redemptions on the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares and Institutional shares may pay annually up to .25% and .15%, respectively, of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A and Institutional shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended December 31, 2010, Class A, Class B, Class C and Institutional shares were charged $793,738, $11,602, $57,349 and $38,906, respectively, pursuant to their respective Plans. During the period ended December 31, 2010, Class B and Class C shares were charged $3,868 and $19,116, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $300,505, Rule 12b-1 distribution plan fees $84,733 and service plan fees $1,972.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2010, amounted to $193,881,593 and $223,624,422, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended December 31, 2010.

At December 31, 2010, the cost of investments for federal income tax purposes was $326,255,902; accordingly, accumulated net unrealized appreciation on investments was $50,747,603, consisting of $62,464,602 gross unrealized appreciation and $11,716,999 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus CoreValue Fund (the “Fund”), a series of The Dreyfus/Laurel FundsTrust, including the statement of investments as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Core Value Fund as of December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2011

The Fund	33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $3,305,939 as ordinary income dividends paid during the year ended December 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended December 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

34

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	35

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

J.Tomlinson Fort, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

38

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund	39

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus
High Yield Fund

ANNUAL REPORT December 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Important Tax Information
46	Board Members Information
48	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
High Yield Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Fund, covering the 12-month period from January 1, 2010, through December 31, 2010.

2010 proved to be a volatile year for the financial markets, but most asset classes, including bonds, generally produced respectable returns for the year overall. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead. Consequently, returns were particularly strong in higher yielding fixed-income market sectors, including investment-grade and high yield corporate bonds. Although traditionally defensive U.S. government securities weathered pronounced weakness during the fourth quarter, they ended the year with modest gains, on average.

While unlikely, we are aware that short-term interest rates may rise later in 2011 from historically low levels if growth accelerates, and any new economic setbacks could spark heightened market volatility among corporate and mortgage-backed securities. Nonetheless, we continue to see value throughout the bond market, as a well-diversified bond portfolio can help temper volatility stemming from unexpected economic or market developments. With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities across the global markets and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Karen Bater, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus High Yield Fund’s Class A shares produced a total return of 12.50%, Class B shares returned 11.94%, Class C shares returned 11.66% and Class I shares returned 12.59%.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 15.07% over the same period.2

Despite heightened market volatility early in 2010, high yield bonds rallied strongly, especially later in the year, as investors gained confidence in the U.S. economic recovery.The fund produced lower returns than its benchmark, primarily due to shortfalls in the first half of the year stemming from market volatility and security selections in the technology and financials sectors.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.

At least 80% of the fund’s assets are invested in fixed-income securities that are rated below investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by Dreyfus. Individual issues are selected based on careful credit analysis.We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer’s ability to repay its debt.

Stimulative Policies Fueled Rallying Credit Markets

Although 2010 began in the midst of recovery from a global recession and financial crisis, new developments early in the year threatened to derail an already choppy rebound. A sovereign debt crisis in Europe roiled overseas bond markets and led to austerity measures that reduced

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

fiscal stimuli throughout the region. Meanwhile, high unemployment and troubled housing markets weighed on economic growth in the United States.As a result, and despite their low yields, investors flocked to high-quality investments, such as U.S.Treasury securities.

In response to concerns regarding a potential return to recession, the Federal Reserve Board (the “Fed”) maintained its target for the federal funds rate in a range between 0% and 0.25%, and it announced a new round of quantitative easing of monetary policy for the fall. The Fed’s announcement helped trigger a resurgence among high yield bonds as investors grew more tolerant of credit risks. In addition, the high yield market was supported during the final months of 2010 by a rising stock market, declining default rates and robust demand for income-producing investments in a historically low interest-rate environment. In contrast, after rallying earlier in the year, U.S. government securities gave back a portion of their gains in the fourth quarter when investors shifted their attention away from traditional safe havens.

Quality Bias Produced Mixed Results

Stronger relative performance in a rallying market later in the year was not enough to fully offset shortfalls realized earlier in the year, when BB-rated high yield bonds, fared better. In addition, the fund suffered from sharp declines in telecommunications technology company Sorenson Communications, which received an unfavorable regulatory ruling.

Although our stock selection strategy in the financials sector fared relatively well, generally underweighted exposure to recovering financial institutions hindered relative returns. Conversely, an underweighted position in the energy sector added value, but our security selection strategy among energy companies produced lagging results. Other disappointments included power producer Dynegy, oil transporter General Maritime and the convertible bonds of MGM Resorts International.

On a more positive note, Italian wireless service provider Wind Acqusition received a takeover offer, boosting its bond price. Also in the telecommunications sector, Intelsat ranked among the fund’s top

4

performers. Overweighted exposure to the chemicals sector helped the fund benefit from rising industrial demand in a recovering global economy. Gains in radio station operator Clear Channel Communications helped support returns in the media industry, where the fund held an overweighted position. In other areas, finance company GMAC, which was sold during the reporting period, contributed positively to the fund’s relative performance.

Positioned for a Further Recovery

We have maintained the fund’s relatively constructive positioning, focusing on companies that, in our analysis, have the ability to grow their revenues and service their debt.As they reached fuller valuations, we reduced the fund’s holdings of CCC-rated bonds in favor of those in the B-rated tier. In our judgment, these strategies position the fund to participate fully in a market sector that we expect to continue to benefit from economic recovery and investor’s strong appetite for income-producing securities.

January 18, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: Bloomberg — Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The BofA Merrill Lynch U.S. HighYield Master II Constrained Index is an
unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.The index does not reflect fees and expenses to which the fund is subject.

The Fund	5

Comparison of change in value of $10,000 investment in Dreyfus High Yield Fund Class A shares, Class B shares, Class C shares and Class I shares and the BofA Merrill Lynch U.S. High Yield Master II Constrained Index

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of Dreyfus HighYield Fund on 12/31/00 to a $10,000 investment made in the BofA Merrill Lynch U.S. HighYield Master II Constrained Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/10
	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	7.36%	5.96%	5.40%
without sales charge	12.50%	6.93%	5.88%
Class B shares
with applicable redemption charge †	7.94%	6.09%	5.58%
without redemption	11.94%	6.38%	5.58%
Class C shares
with applicable redemption charge ††	10.66%	6.11%	5.10%
without redemption	11.66%	6.11%	5.10%
Class I shares	12.59%	7.17%	6.14%
BofA Merrill Lynch U.S. High Yield
Master II Constrained Index	15.07%	8.82%	8.74%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus High Yield Fund from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$4.81	$7.36	$8.64	$3.54
Ending value (after expenses)	$1,009.50	$1,014.50	$1,017.00	$1,007.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$4.84	$7.37	$8.64	$3.57
Ending value (after expenses)	$1,020.42	$1,017.90	$1,016.64	$1,021.68

Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.45% for Class B, 1.70% for
Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2010

	Coupon	Maturity	Principal
Bonds and Notes—95.3%	Rate (%)	Date	Amount ($)		Value ($)
Aerospace—1.1%
Alion Science and Technology,
Sr. Scd. Notes	12.00	11/1/14	13,931		14,436
Dyncorp International,
Sr. Unscd. Notes	10.38	7/1/17	6,935,000	[a]	7,143,050
Transdigm,
Sr. Sub. Notes	7.75	12/15/18	4,245,000	[a]	4,414,800
					11,572,286
Automotive—5.2%
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	2,805,000		3,138,220
Ford Motor Credit,
Sr. Unscd. Notes	8.13	1/15/20	3,350,000	[b]	3,903,852
Ford Motor Credit,
Sr. Unscd. Notes	8.70	10/1/14	8,580,000		9,670,218
Ford Motor,
Sr. Unscd. Debs.	6.50	8/1/18	730,000	[b]	759,200
Ford Motor,
Sr. Unscd. Notes	7.45	7/16/31	9,215,000	[b]	9,917,644
Goodyear Tire & Rubber,
Sr. Unscd. Notes	10.50	5/15/16	6,715,000	[b]	7,688,675
Lear,
Gtd. Bonds	7.88	3/15/18	1,760,000		1,892,000
Lear,
Gtd. Notes	8.13	3/15/20	4,265,000	[b]	4,659,512
Motors Liquidation,
Sr. Unscd. Notes	8.38	7/15/33	7,605,000	[b,c]	2,756,813
Navistar International,
Gtd. Notes	8.25	11/1/21	4,595,000	[b]	4,962,600
TRW Automotive,
Gtd. Notes	7.25	3/15/17	4,240,000	[a]	4,589,800
					53,938,534
Building Products—1.3%
Associated Materials,
Sr. Scd. Notes	9.13	11/1/17	2,555,000	[a]	2,676,362
Standard Pacific,
Gtd. Notes	8.38	5/15/18	4,970,000	[a]	4,994,850
Texas Industries,
Gtd. Notes	9.25	8/15/20	5,430,000	[a,b]	5,796,525
					13,467,737

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Cable/Satellite TV—4.1%
CCH II Capital,
Gtd. Notes	13.50	11/30/16	20,424,136	[b]	24,457,903
Cequel Communications Holdings I,
Sr. Unscd. Notes	8.63	11/15/17	2,375,000	[a]	2,493,750
Dish DBS,
Gtd. Notes	7.13	2/1/16	6,790,000		7,044,625
Dish DBS,
Gtd. Notes	7.88	9/1/19	2,675,000		2,808,750
Insight Communications,
Sr. Notes	9.38	7/15/18	4,700,000	[a]	5,029,000
					41,834,028
Capital Goods—1.1%
RBS Global & Rexnord,
Gtd. Notes	8.50	5/1/18	5,395,000	[b]	5,759,163
Wireco WorldGroup,
Sr. Unscd. Notes	9.50	5/15/17	5,415,000	[a]	5,739,900
					11,499,063
Chemicals—4.1%
Hexion U.S. Finance/Nova Scotia,
Scd. Notes	9.00	11/15/20	4,215,000	[a]	4,467,900
Huntsman International,
Gtd. Notes	8.63	3/15/20	4,500,000	[b]	4,916,250
Huntsman International,
Gtd. Notes	8.63	3/15/21	3,455,000	[a]	3,748,675
Ineos Finance,
Sr. Scd. Notes	9.00	5/15/15	5,325,000	[a]	5,691,094
Invista,
Gtd. Notes	9.25	5/1/12	898,000	[a]	915,960
Lyondell Chemical,
Sr. Scd. Notes	8.00	11/1/17	1,845,000	[a]	2,045,644
Momentive Performance Materials,
Scd. Notes	9.00	1/15/21	4,645,000	[a]	4,912,088
OXEA Finance,
Sr. Scd. Notes	9.50	7/15/17	4,850,000	[a]	5,280,438
Polyone,
Sr. Unscd. Notes	7.38	9/15/20	4,600,000		4,778,250
Texas Petrochemical,
Sr. Scd. Notes	8.25	10/1/17	3,045,000	[a]	3,197,250

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Chemicals (continued)
Vertellus Specialties,
Sr. Scd. Notes	9.38	10/1/15	1,610,000	[a]	1,710,625
					41,664,174
Consumer Products—1.1%
Reddy Ice,
Sr. Scd. Notes	11.25	3/15/15	8,215,000		8,440,913
Visant,
Sr. Notes	10.00	10/1/17	2,370,000	[a]	2,524,050
					10,964,963
Containers—3.7%
AEP Industries,
Sr. Unscd. Notes	7.88	3/15/13	8,321,000		8,331,401
Ball,
Gtd. Notes	5.75	5/15/21	2,030,000	[b]	1,969,100
BWAY Holding,
Gtd. Notes	10.00	6/15/18	2,380,000	[a,b]	2,579,325
BWAY Parent Company,
Sr. Unscd. Notes	10.13	11/1/15	6,775,000	[a]	6,876,625
Plastipak Holdings,
Sr. Notes	10.63	8/15/19	2,435,000	[a]	2,748,506
Reynolds Group Issuer,
Gtd. Notes	8.50	5/15/18	10,905,000	[a]	11,014,050
Solo Cup,
Sr. Scd. Notes	10.50	11/1/13	4,295,000	[b]	4,509,750
					38,028,757
Energy—7.9%
American
Petroleum Tankers,
Sr. Scd. Notes	10.25	5/1/15	4,735,000	[a]	4,924,400
Aquilex Holdings,
Gtd. Notes	11.13	12/15/16	3,700,000		3,764,750
CHC Helicopter,
Sr. Scd. Notes	9.25	10/15/20	4,500,000	[a]	4,680,000
Chesapeake Energy,
Gtd. Notes	6.63	8/15/20	10,040,000		9,939,600
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	4,360,000	[b]	4,937,700

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Continental Resources,
Gtd. Notes	7.13	4/1/21	5,160,000	[a,b]	5,443,800
El Paso,
Sr. Unscd. Bonds	6.50	9/15/20	3,524,000	[a]	3,565,597
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	763,000		809,020
El Paso,
Notes	7.75	1/15/32	4,821,000		4,819,703
Ferrellgas Partners,
Sr. Unscd. Notes	8.63	6/15/20	3,550,000		3,834,000
Ferrellgas,
Sr. Unscd. Notes	6.50	5/1/21	3,400,000	[a,b]	3,332,000
Ferrellgas,
Sr. Unscd. Notes	9.13	10/1/17	3,025,000	[b]	3,342,625
Inergy Finance,
Gtd. Notes	7.00	10/1/18	5,700,000	[a]	5,771,250
McJunkin Red Man,
Sr. Scd. Notes	9.50	12/15/16	7,185,000	[a]	6,825,750
Offshore Group Investments,
Sr. Scd. Notes	11.50	8/1/15	490,000	[a]	534,100
Petrohawk Energy,
Gtd. Notes	10.50	8/1/14	2,180,000		2,496,100
Precision Drilling,
Gtd. Notes	6.63	11/15/20	1,770,000	[a]	1,805,400
Range Resources,
Gtd. Notes	7.50	10/1/17	5,000,000		5,293,750
Trinidad Drilling,
Sr. Unscd. Notes	7.88	1/15/19	5,025,000	[a]	5,100,375
					81,219,920
Finance—8.7%
Ally Financial,
Gtd. Notes	7.50	9/15/20	2,375,000	[a]	2,502,656
Ally Financial,
Gtd. Notes	8.00	11/1/31	13,885,000		15,030,512
American General Finance,
Sr. Unscd. Notes	6.90	12/15/17	7,290,000		5,923,125
Citigroup Capital XXI,
Gtd. Bonds	8.30	12/21/77	14,491,000	[d]	15,143,095

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Finance (continued)
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	10,376,000	[a]	10,453,820
Icahn Enterprises Finance,
Gtd. Notes	8.00	1/15/18	12,795,000	[b]	12,858,975
International Lease Finance,
Sr. Unscd. Notes	8.25	12/15/20	5,000,000	[b]	5,156,250
iPayment,
Gtd. Notes	9.75	5/15/14	3,650,000		3,449,250
Pinafore,
Sr. Scd. Notes	9.00	10/1/18	11,125,000	[a]	12,070,625
SLM,
Sr. Unscd. Notes	8.00	3/25/20	2,465,000		2,503,318
USI Holdings,
Sr. Sub. Notes	9.75	5/15/15	4,475,000	[a]	4,542,125
					89,633,751
Food, Beverage &
Tobacco—.8%
Dean Foods,
Gtd. Notes	7.00	6/1/16	4,844,000	[b]	4,468,590
Michael Foods,
Sr. Notes	9.75	7/15/18	3,280,000	[a]	3,599,800
					8,068,390
Gaming—3.4%
Ameristar Casinos,
Gtd. Notes	9.25	6/1/14	3,395,000	[b]	3,649,625
Boyd Gaming,
Sr. Sub. Notes	6.75	4/15/14	1,425,000	[b]	1,407,187
Boyd Gaming,
Sr. Sub. Notes	7.13	2/1/16	3,935,000	[b]	3,551,337
Isle of Capri Casinos,
Gtd. Notes	7.00	3/1/14	3,742,000	[b]	3,685,870
MGM Resorts International,
Gtd. Notes	6.75	4/1/13	1,020,000	[b]	1,018,980
MGM Resorts International,
Gtd. Notes	7.50	6/1/16	2,455,000	[b]	2,307,700
MGM Resorts International,
Sr. Unscd. Notes	11.38	3/1/18	6,260,000	[b]	6,823,400

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Gaming (continued)
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	6,490,000	[b]	7,187,675
Pokagon Gaming Authority,
Sr. Notes	10.38	6/15/14	4,288,000	[a]	4,491,680
Wynn Las Vegas,
First Mortgage Notes	7.75	8/15/20	1,085,000		1,179,938
					35,303,392
Health Care—6.0%
Alere,
Sr. Unscd. Notes	7.88	2/1/16	3,240,000		3,264,300
Alere,
Gtd. Notes	9.00	5/15/16	5,940,000		6,147,900
American Renal Holdings,
Sr. Scd. Notes	8.38	5/15/18	2,530,000	[a]	2,605,900
Bausch & Lomb,
Sr. Unscd. Notes	9.88	11/1/15	8,445,000	[b]	9,078,375
Biomet,
Gtd. Notes	11.63	10/15/17	26,595,000	[b]	29,520,450
Capella Healthcare,
Gtd. Notes	9.25	7/1/17	4,095,000	[a]	4,350,938
HCA,
Sr. Scd. Notes	7.25	9/15/20	3,835,000	[b]	4,026,750
Radiation Therapy Services,
Gtd. Notes	9.88	4/15/17	2,210,000	[a]	2,215,525
					61,210,138
Leisure—.4%
AMC Entertaiment Holdings,
Sr. Sub. Notes	9.75	12/1/20	4,165,000	[a,b]	4,352,425
Media—7.9%
Allbritton Communications,
Sr. Unscd. Notes	8.00	5/15/18	4,880,000		4,953,200
Clear Channel Communications,
Sr. Unscd. Notes	4.90	5/15/15	6,840,000	[b]	5,301,000
Clear Channel Communications,
Sr. Unscd. Notes	5.50	9/15/14	13,739,000	[b]	11,472,065
Clear Channel Communications,
Sr. Unscd. Notes	5.75	1/15/13	14,118,000	[b]	13,765,050

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
Clear Channel Communications,
Gtd. Notes	10.75	8/1/16	6,385,000	[b]	5,746,500
Gray Television,
Sr. Scd. Notes	10.50	6/29/15	9,920,000	[b]	10,044,000
LBI Media,
Sr. Sub. Notes	8.50	8/1/17	8,982,000	[a,b]	7,342,785
Nexstar Broadcasting,
Gtd. Notes, Ser. 1	0.50	1/15/14	723,894		707,606
Nexstar/Mission Broadcasting,
Sr. Scd. Notes	8.88	4/15/17	780,000	[a,b]	832,650
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	3,275,000		3,397,812
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	8,325,000		8,637,187
Salem Communications,
Sr. Scd. Notes	9.63	12/15/16	4,788,000		5,099,220
Sinclair Television Group,
Scd. Notes	9.25	11/1/17	3,885,000	[a]	4,224,938
					81,524,013
Metals Mining—3.1%
Drummond,
Sr. Unscd. Notes	7.38	2/15/16	4,705,000	[b]	4,899,081
Murray Energy,
Sr. Scd. Notes	10.25	10/15/15	6,580,000	[a]	6,941,900
Severstal Columbus,
Sr. Scd. Notes	10.25	2/15/18	15,200,000	[a]	16,112,000
Tube City IMS,
Gtd. Notes	9.75	2/1/15	4,045,000		4,206,800
					32,159,781
Paper—1.5%
Clearwater Paper,
Gtd. Notes	7.13	11/1/18	3,540,000	[a]	3,672,750
Newpage,
Sr. Scd. Notes	11.38	12/31/14	5,424,000	[b]	5,125,680
Smurfit Kappa Funding,
Sr. Sub. Notes	7.75	4/1/15	2,115,000		2,178,450

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Paper (continued)
Verso Paper Holdings,
Sr. Scd. Notes	11.50	7/1/14	3,775,000	[b]	4,161,938
					15,138,818
Printing & Publishing—1.0%
Cenveo,
Sr. Scd. Notes	8.88	2/1/18	9,565,000		9,301,963
Cenveo,
Gtd. Notes	10.50	8/15/16	650,000	[a]	641,875
					9,943,838
Retail—3.4%
Affinity Group,
Sr. Scd. Notes	11.50	12/1/16	7,000,000	[a]	6,912,500
Hillman Group,
Gtd. Notes	10.88	6/1/18	3,960,000		4,365,900
Neiman Marcus Group,
Gtd. Notes	10.38	10/15/15	14,381,000	[b]	15,261,836
QVC,
Sr. Scd. Notes	7.13	4/15/17	1,900,000	[a]	1,999,750
QVC,
Sr. Scd. Notes	7.50	10/1/19	5,285,000	[a]	5,588,888
Susser Holdings & Finance,
Gtd. Notes	8.50	5/15/16	1,050,000		1,131,375
					35,260,249
Retail-Food & Drug—2.0%
Rite Aid,
Gtd. Notes	9.50	6/15/17	8,120,000	[b]	6,942,600
Rite Aid,
Sr. Scd. Notes	10.38	7/15/16	8,680,000	[b]	9,070,600
Stater Brothers Holdings,
Gtd. Notes	7.75	4/15/15	4,695,000	[b]	4,847,587
					20,860,787
Services—5.5%
Brickman Group Holdings,
Sr. Notes	9.13	11/1/18	5,078,000	[a]	5,166,865
Cardtronics,
Gtd. Notes	8.25	9/1/18	5,850,000		6,259,500
FTI Consulting,
Gtd. Notes	6.75	10/1/20	4,705,000	[a]	4,693,238
Garda World Security,
Sr. Unscd. Notes	9.75	3/15/17	4,485,000	[a]	4,832,588

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Services (continued)
General Maritime,
Gtd. Notes	12.00	11/15/17	11,145,000	[b]	10,810,650
Hapag-Lloyd,
Gtd. Notes	9.75	10/15/17	2,600,000	[a]	2,827,500
Marquette
Transportation Finance,
Sr. Scd. Notes	10.88	1/15/17	6,565,000	[a]	6,729,125
Mobile Mini,
Gtd. Notes	7.88	12/1/20	5,150,000	[a]	5,356,000
Navios Maritime Acquisition,
Sr. Scd. Notes	8.63	11/1/17	4,700,000	[a]	4,829,250
Navios Maritime Holdings,
Sr. Scd. Notes	8.88	11/1/17	2,005,000		2,180,437
Ultrapetrol Bahamas,
First Mortgage Notes	9.00	11/24/14	1,817,000		1,848,797
WCA Waste,
Gtd. Notes	9.25	6/15/14	1,075,000		1,118,000
					56,651,950
Technology—5.5%
CDW Finance,
Sr. Scd. Notes	8.00	12/15/18	4,890,000	[a,b]	5,012,250
Ceridian,
Gtd. Notes	11.25	11/15/15	15,638,000	[b,d]	15,559,810
Ceridian,
Gtd. Notes	12.25	11/15/15	14,091,490	[b]	14,302,862
First Data,
Sr. Scd. Notes	8.25	1/15/21	3,199,000	[a,b]	3,087,035
First Data,
Gtd. Notes	9.88	9/24/15	258,000		245,745
First Data,
Gtd. Notes	9.88	9/24/15	458,000	[b]	438,535
First Data,
Sr. Notes	12.63	1/15/21	3,199,000	[a,b]	3,071,040
Sorenson Communications,
Sr. Scd. Notes	10.50	2/1/15	5,640,000	[a,b]	3,468,600
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	7,417,000	[b]	7,815,664
Sungard Data Systems,
Gtd. Notes	10.63	5/15/15	3,460,000		3,831,950
					56,833,491

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications—12.9%
Digicel Group,
Sr. Unscd. Notes	8.88	1/15/15	20,635,000	[a,b]	20,944,525
Digicel Group,
Sr. Unscd. Notes	9.13	1/15/15	3,542,457	[a]	3,604,450
Digicel Group,
Sr. Unscd. Notes	10.50	4/15/18	1,408,000	[a]	1,555,840
Digicel,
Sr. Notes	8.25	9/1/17	2,955,000	[a]	3,043,650
Digicel,
Sr. Unscd. Notes	12.00	4/1/14	1,700,000	[a]	1,984,750
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	9,260,000		10,023,950
Intelsat Luxembourg,
Gtd. Notes	11.25	2/4/17	11,535,000		12,630,825
Sprint Capital,
Gtd. Notes	6.88	11/15/28	9,170,000	[b]	8,069,600
Sprint Capital,
Gtd. Notes	6.90	5/1/19	10,120,000		10,044,100
Sprint Capital,
Gtd. Notes	8.75	3/15/32	1,900,000		1,928,500
Telesat Canada,
Sr. Unscd. Notes	11.00	11/1/15	9,290,000		10,474,475
Telesat Canada,
Sr. Sub. Notes	12.50	11/1/17	2,415,000		2,855,737
West,
Gtd. Notes	7.88	1/15/19	3,250,000	[a]	3,315,000
West,
Gtd. Notes	8.63	10/1/18	6,645,000	[a]	7,076,925
Wind Acquisition Finance,
Scd. Notes	11.75	7/15/17	7,605,000	[a,b]	8,612,663
Wind Acquisition Holdings Finance,
Sr. Scd. Notes	12.25	7/15/17	23,174,884	[a,b]	26,998,740
					133,163,730

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)			Value ($)
Utilities—3.6%
AES,
Sr. Unscd. Notes	8.00	10/15/17	13,855,000			14,720,937
AES,
Sr. Unscd. Notes	9.75	4/15/16	3,765,000			4,226,212
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	1,892,000	[b]		1,423,730
Genon Energy,
Sr. Unscd. Notes	9.50	10/15/18	7,570,000	[a]		7,560,538
North American Energy Alliance,
Sr. Scd. Notes	10.88	6/1/16	2,935,000	[a]		3,272,525
NRG Energy,
Gtd. Notes	7.38	1/15/17	5,275,000	[b]		5,446,438
						36,650,380
Total Bonds and Notes
(cost $925,366,445)						980,944,595

Preferred Stocks—.1%			Shares			Value ($)
Media
Spanish Broadcasting System,
Ser. B, Cum. $26.88
(cost $1,598,517)			1,523		[e]	989,627

Common Stocks—.2%
Cable/Satellite TV
Charter Communications, Cl. A
(cost $1,200,921)			55,002		[f]	2,141,778

Other Investment—1.9%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $19,289,000)			19,289,000		[g]	19,289,000

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—14.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $148,074,141)	148,074,141[g]	148,074,141

Total Investments (cost $1,095,529,024)	111.9%	1,151,439,141
Liabilities, Less Cash and Receivables	(11.9%)	(122,770,979)
Net Assets	100.0%	1,028,668,162

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2010, these securities had a market value of $385,071,566 or 37.4% of net assets.
b Security, or portion thereof, on loan.At December 31, 2010, the total market value of the fund’s securities on loan is
$141,906,996 and the total market value of the collateral held by the fund is $148,406,629, consisting of cash collateral of $148,074,141 and U.S. Government and agencies securities valued at $332,488.
c Non-income producing—security in default.
d Variable rate security—interest rate subject to periodic change.
e The valuation of this security has been determined in good faith by management under the direction of the Board of
Trustees.At December 31, 2010, the value of this security amounted to $989,627 or .1% of net assets.
f Non-income producing security.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	95.3	Preferred Stocks	.1
Money Market Investments	16.3
Common Stocks	.2		111.9

† Based on net assets.
See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $141,906,996)—Note 1(c):
Unaffiliated issuers			928,165,883	984,076,000
Affiliated issuers			167,363,141	167,363,141
Cash denominated in foreign currencies			49	46
Dividends and interest receivable				21,803,466
Receivable for investment securities sold				7,595,466
Receivable for shares of Beneficial Interest subscribed				1,696,791
				1,182,534,910
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				793,254
Cash overdraft due to Custodian				2,891,718
Liability for securities on loan—Note 1(c)				148,074,141
Payable for shares of Beneficial Interest redeemed				1,621,343
Payable for investment securities purchased				486,292
				153,866,748
Net Assets ($)				1,028,668,162
Composition of Net Assets ($):
Paid-in capital				1,146,967,897
Accumulated undistributed investment income—net				395,721
Accumulated net realized gain (loss) on investments				(174,605,571)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				55,910,115
Net Assets ($)				1,028,668,162

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	346,594,434	10,002,138	128,172,896	543,898,694
Shares Outstanding	52,391,337	1,511,320	19,368,488	82,155,359
Net Asset Value Per Share ($)	6.62	6.62	6.62	6.62

See notes to financial statements.

The Fund	21

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

Investment Income ($):
Income:
Interest	92,293,206
Income from securities lending—Note 1(c)	726,494
Dividends:
Unaffiliated issuers	40,917
Affiliated issuers	36,292
Total Income	93,096,909
Expenses:
Management fee—Note 3(a)	6,527,478
Distribution and service fees—Note 3(b)	2,212,462
Trustees’ fees—Note 3(a)	66,861
Loan commitment fees—Note 2	12,186
Interest expense—Note 2	270
Total Expenses	8,819,257
Less—Trustees’ fees reimbursed by the Manager—Note 3(a)	(66,861)
Net Expenses	8,752,396
Investment Income—Net	84,344,513
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	28,720,423
Net realized gain (loss) on forward foreign currency exchange contracts	31,046
Net Realized Gain (Loss)	28,751,469
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(3,160,334)
Net unrealized appreciation (depreciation) on forward
foreign currency exchange contracts	(2,968)
Net Unrealized Appreciation (Depreciation)	(3,163,302)
Net Realized and Unrealized Gain (Loss) on Investments	25,588,167
Net Increase in Net Assets Resulting from Operations	109,932,680

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	84,344,513	66,290,493
Net realized gain (loss) on investments	28,751,469	(6,401,619)
Net unrealized appreciation
(depreciation) on investments	(3,163,302)	181,196,172
Net Increase (Decrease) in Net Assets
Resulting from Operations	109,932,680	241,085,046
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(33,286,941)	(29,894,758)
Class B Shares	(1,356,850)	(2,849,188)
Class C Shares	(11,069,517)	(8,775,809)
Class I Shares	(44,108,787)	(27,846,038)
Total Dividends	(89,822,095)	(69,365,793)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	97,928,061	286,678,813
Class B Shares	352,891	1,476,907
Class C Shares	21,583,100	44,838,158
Class I Shares	258,158,429	232,223,371
Net assets received in connection
with reorganization—Note 1	—	129,672,713
Dividends reinvested:
Class A Shares	26,924,576	22,562,646
Class B Shares	992,798	1,872,480
Class C Shares	6,714,116	5,010,735
Class I Shares	15,399,278	6,001,284
Cost of shares redeemed:
Class A Shares	(145,973,940)	(198,188,481)
Class B Shares	(13,948,913)	(31,665,643)
Class C Shares	(28,327,493)	(19,316,179)
Class I Shares	(140,494,086)	(98,684,961)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	99,308,817	382,481,843
Total Increase (Decrease) in Net Assets	119,419,402	554,201,096
Net Assets ($):
Beginning of Period	909,248,760	355,047,664
End of Period	1,028,668,162	909,248,760
Undistributed investment income—net	395,721	1,421,325

The Fund	23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2010	2009
Capital Share Transactions:
Class Aa
Shares sold	15,151,222	51,207,569
Shares issued in connection
with reorganization—Note 1	—	10,690,947
Shares issued for dividends reinvested	4,168,352	3,780,546
Shares redeemed	(22,612,119)	(33,630,114)
Net Increase (Decrease) in Shares Outstanding	(3,292,545)	32,048,948
Class Ba
Shares sold	54,620	257,820
Shares issued in connection
with reorganization—Note 1	—	4,883,654
Shares issued for dividends reinvested	153,881	320,812
Shares redeemed	(2,156,919)	(5,472,399)
Net Increase (Decrease) in Shares Outstanding	(1,948,418)	(10,113)
Class C
Shares sold	3,327,504	7,842,855
Shares issued in connection
with reorganization—Note 1	—	7,195,044
Shares issued for dividends reinvested	1,039,667	837,067
Shares redeemed	(4,389,798)	(3,270,669)
Net Increase (Decrease) in Shares Outstanding	(22,627)	12,604,297
Class I
Shares sold	39,786,259	39,340,054
Shares issued in connection
with reorganization—Note 1	—	1,748,575
Shares issued for dividends reinvested	2,377,328	998,987
Shares redeemed	(21,699,672)	(16,641,631)
Net Increase (Decrease) in Shares Outstanding	20,463,915	25,445,985

a During the period ended December 31, 2010, 656,573 Class B shares representing $4,251,782 were automatically converted to 656,762 Class A shares and during the period ended December 31, 2009, 2,061,607
Class B shares representing $12,009,537 were automatically converted to 2,063,045 Class A shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fun’s financial statements.

		Year Ended December 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	6.48	5.06	6.92	7.33	7.24
Investment Operations:
Investment income—net[a]	.59	.54	.50	.49	.49
Net realized and unrealized
gain (loss) on investments	.17	1.43	(1.82)	(.37)	.14
Total from Investment Operations	.76	1.97	(1.32)	.12	.63
Distributions:
Dividends from investment income—net	(.62)	(.55)	(.54)	(.53)	(.54)
Net asset value, end of period	6.62	6.48	5.06	6.92	7.33
Total Return (%)[b]	12.50	40.43	(20.17)	2.03	8.66
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	.96	.96	.96	.95
Ratio of net expenses
to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income
to average net assets	9.05	8.86	7.89	6.78	6.76
Portfolio Turnover Rate	70.07	77.94	48.85	50.65	29.98
Net Assets, end of period ($ x 1,000)	346,594	360,921	119,560	169,453	202,098

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	6.48	5.06	6.93	7.34	7.24
Investment Operations:
Investment income—net[a]	.53	.49	.46	.45	.45
Net realized and unrealized
gain (loss) on investments	.20	1.45	(1.82)	(.37)	.16
Total from Investment Operations	.73	1.94	(1.36)	.08	.61
Distributions:
Dividends from investment income—net	(.59)	(.52)	(.51)	(.49)	(.51)
Net asset value, end of period	6.62	6.48	5.06	6.93	7.34
Total Return (%)[b]	11.94	39.78	(20.69)	1.53	8.12
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.46	1.46	1.46	1.46	1.45
Ratio of net expenses
to average net assets	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income
to average net assets	8.48	8.35	7.31	6.24	6.25
Portfolio Turnover Rate	70.07	77.94	48.85	50.65	29.98
Net Assets, end of period ($ x 1,000)	10,002	22,434	17,568	39,892	67,834

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

26

		Year Ended December 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	6.48	5.06	6.93	7.34	7.24
Investment Operations:
Investment income—net[a]	.54	.50	.45	.43	.43
Net realized and unrealized
gain (loss) on investments	.18	1.42	(1.83)	(.36)	.16
Total from Investment Operations	.72	1.92	(1.38)	.07	.59
Distributions:
Dividends from investment income—net	(.58)	(.50)	(.49)	(.48)	(.49)
Net asset value, end of period	6.62	6.48	5.06	6.93	7.34
Total Return (%)[b]	11.66	39.41	(20.89)	1.28	7.85
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.71	1.71	1.71	1.71	1.70
Ratio of net expenses
to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income
to average net assets	8.31	8.15	7.12	6.02	6.01
Portfolio Turnover Rate	70.07	77.94	48.85	50.65	29.98
Net Assets, end of period ($ x 1,000)	128,173	125,724	34,374	53,294	65,728

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class I Shares	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value,
beginning of period	6.49	5.06	6.92	7.33	7.24
Investment Operations:
Investment income—net[b]	.60	.54	.51	.52	.51
Net realized and unrealized
gain (loss) on investments	.17	1.45	(1.82)	(.38)	.14
Total from
Investment Operations	.77	1.99	(1.31)	.14	.65
Distributions:
Dividends from
investment income—net	(.64)	(.56)	(.55)	(.55)	(.56)
Net asset value, end of period	6.62	6.49	5.06	6.92	7.33
Total Return (%)	12.59	40.99	(20.06)	2.29	8.92
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.71	.72	.71	.70
Ratio of net expenses
to average net assets	.70	.70	.69	.70	.70
Ratio of net investment income
to average net assets	9.26	9.20	9.43	7.01	7.01
Portfolio Turnover Rate	70.07	77.94	48.85	50.65	29.98
Net Assets, end of period
($ x 1,000)	543,899	400,170	183,546	17,368	18,059

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus HighYield Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on January 8, 2009, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to the liabilities, of Dreyfus High Income Fund (“High Income”) were transferred to the fund in exchange for corresponding class of shares of Beneficial Interest of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B, Class C and Class I shares of High Income received Class A, Class B, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in High Income at the time of the exchange. The exchange ratio for Class A, Class B, Class C and Class I shares are 1.96, 1.96, 1.95 and 1.96, respectively.The net asset value of the fund’s shares on the close of business January 8, 2009, after the reorganization was $5.29 for Class A, $5.29 for Class B, $5.29 for Class C and $5.29 for Class I shares, and a total of 10,690,947 Class A shares, 4,883,654 Class B shares, 7,195,044 Class C shares and 1,748,575 Class I shares were issued to shareholders of High Income in the exchange. The exchange was a tax-free event to the High Income shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of investments

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

received from High Income was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized (depreciation) immediately before the acquisition were as follows:

	Unrealized
	(Depreciation) ($)	Net Assets ($)
Dreyfus High Income
Fund-Target Fund	(23,749,040)	129,672,713
Dreyfus High Yield Fund-
Acquiring Fund	(81,332,832)	382,765,045
Total	(105,081,872)	512,437,758

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

30

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the Service) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board ofTrustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securi-

32

ties are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of the exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Investments in Securities:
Corporate Bonds†	—	980,944,595	—	980,944,595
Equity Securities—
Domestic†	2,141,778	—	989,627	3,131,405
Mutual Funds	167,363,141	—	—	167,363,141
† See Statement of Investments for additional detailed categorizations.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities—
Domestic ($)
Balance as of 12/31/2009	1,523
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	988,104
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 12/31/2010	989,627
The amount of total gains (losses) for the period
included in earnings attributable to the change in
unrealized gains (losses) relating to investments
still held at 12/31/2010	988,104

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in

34

either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010, The Bank of New York Mellon earned $391,189 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

36

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $395,721, accumulated capital losses $171,103,666 and unrealized appreciation $52,408,212.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $72,493,638 of the carryover expires in fiscal 2011, $1,917,623 expires in fiscal 2012, $11,766,162 expires in fiscal 2013, $2,406,483 expires in fiscal 2014, $16,497,195 expires in fiscal 2015, $42,229,566 expires in fiscal 2016 and $23,792,999 expires in fiscal 2017. Based on certain provisions in the Code, various limitations regarding the future utilization of these carry forwards, brought forward as a result of the fund’s merger with the following funds may apply: High Yield Total Fund, BNY Hamilton High Yield Fund and Dreyfus High Income Fund. It is possible that the fund will not be able to utilize most of its capital loss carryover prior to its expiration date.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $89,822,095 and $69,365,793, respectively.

38

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for consent fees, amortization of premiums and expiration of capital loss carryovers, the fund increased accumulated undistributed investment income-net by $4,451,978, increased accumulated net realized gain (loss) on investments by $110,109,029 and decreased paid-in capital by $114,561,007. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010, was approximately $19,200 with a related weighted average annualized interest rate of 1.41%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund’s

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Effective January 1, 2010, each Trustee who is not an “interested person” of the Trust (as defined in the Act) received $60,000 per annum, plus $7,000 per joint Board meeting of the Trust,The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

40

During the period ended December 31, 2010, the Distributor retained $43,385 from commissions earned on sales of the fund’s Class A shares and $18,058 and $27,370 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended December 31, 2010, Class A, Class B and Class C shares were charged $860,686, $72,603 and $932,154, respectively, pursuant to their respective Plans. During the period ended December 31, 2010, Class B and Class C shares were charged $36,301 and $310,718, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $605,944, Rule 12b-1 distribution plan fees $158,142 and service plan fees $29,168.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2010, amounted to $715,926,862 and $631,988,309, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as“hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract

42

is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At December 31, 2010, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2010:

Average Market Value ($)
Forward contracts	84,492

At December 31, 2010, the cost of investments for federal income tax purposes was $1,099,030,929; accordingly, accumulated net unrealized appreciation on investments was $52,408,212, consisting of $62,340,322 gross unrealized appreciation and $9,932,110 gross unrealized depreciation.

The Fund	43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus HighYield Fund (the “Fund”), a series of The Dreyfus/Laurel FundsTrust, including the statement of investments as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Fund as of December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2011

44

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 99.65% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

The Fund	45

BOARD MEMBERS INFORMATION (Unaudited)

46

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

J.Tomlinson Fort, Emeritus Board Member

The Fund	47

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

ssistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

48

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

S enior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund	49

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

50

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $79,895 in 2009 and $79,895 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      8,400 in 2009 and $8,400 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,520 in 2009 and $4,520 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2009 and $0 in 2010.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $4,021,870 in 2009 and $3,693,000 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: February 23, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: February 23, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)